UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                January 21, 2004.
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                Date of Report (Date of earliest event reported)

                          ESPEY MFG & ELECTRONICS CORP.
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             (Exact name of registrant as specified in its charter)


         New York                   1-4383                      14-1387171
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(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
    of incorporation)                                        Identification No.)

              233 Ballston Avenue, Saratoga Springs, New York       12866
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               (Address of principal executive offices)           (Zip Code)



      (Registrant's telephone number, including area code): (518) 584-4100
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Item 5. Other Events and Regulation FD Disclosure.

On January 21, 2004, Espey Mfg. & Electronics Corp. (the "Company") issued a press release announcing that it has been notified that the American Stock Exchange ("AMEX") is conducting a review of events related to the Company's 2003 Annual Meeting of Shareholders held on November 13, 2003 at the Hilton Garden Inn in Saratoga Springs, New York. At the meeting, the shareholders elected three Class A Directors - Mr. Howard Pinsley, Mr. Alvin O. Sabo and Mr. Carl Helmetag. The shareholders also ratified the appointment of KPMG, LLP as the independent public auditors of the Company for the fiscal year ending June 30, 2004.

At the meeting, upon the advice of counsel who was present, a shareholder proposal made at the meeting that had not been included in the Company's proxy solicitation materials was acted upon. The proposal called for the removal, without cause, of three members of the Company's Board of Directors, Messrs. Michael W. Wool, Paul J. Corr and William P. Greene. The proposal was approved as to Messrs. Wool and Corr and was not approved as to Mr. Greene by the shareholders present at the meeting.

The AMEX inquiry does not pertain to the Company's business operations or financial statements.

The Company also announced that pending a resolution of the AMEX inquiry, it has postponed the Special Meeting of Shareholders, originally anticipated to occur during January 2004, that was the subject of a preliminary proxy statement filed with the Securities and Exchange Commission on December 12, 2003. The proxy statement was not mailed to shareholders.

The Company has been afforded until January 29, 2004 to provide certain information requested by AMEX in connection with its review.

For further information concerning this matter, please refer to the Company's press release, a copy of which is attached to this Current Report on Form 8-K as
Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.                Document
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99.1                       Press Release dated January 21, 2004

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ESPEY MFG. & ELECTRONICS CORP.


                                        /s/ David A. O'Neil
                                        -----------------------------------
                                        David A. O'Neil, Treasurer and
                                        Principal Financial Officer


Dated: January 21, 2004